UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 21, 2010

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition.	2
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3
Item 9.01. Financial Statements and Exhibits.	3
Signatures	4

Item 2.02.	Results of Operations and Financial Condition.

On January 21, 2010, Registrant (the “Company” or we) announced via news release the results for our fiscal 2010 third quarter ended December 31, 2009. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s press release contains non-GAAP financial measures that exclude the effects of share-based compensation as required by Accounting Standards Codification Topic Nos. 718 “Compensation - Stock Compensation” and 260 “Earnings Per Share” (“ASC 260”). In particular, the non-GAAP financial measures used by management and disclosed by the Company exclude the income statement effects of all forms of share-based compensation and the effects of ASC 260 upon the number of diluted shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures also exclude acquisition-related transaction costs and utilize a tax rate that is based upon the income taxes we expect to actually pay relating to this quarter’s activities and results.

The Company develops an annual budget that includes all components of the income statement, exclusive of share-based compensation. The accounting expense impact of share-based compensation is not discussed or considered when assessing and determining the appropriate level of budgeted expenses for cost of sales, research and development (“R&D”), and selling, general and administrative (“SG&A”) or when determining profitability for purposes of profit sharing and bonuses.

The Company uses share-based compensation programs to align employees’ actions and behaviors with stockholders’ interest and to be able to attract, motivate and retain the best employees in a competitive marketplace. Share-based compensation is only one element in employee compensation and is evaluated separately from the cost of other compensation programs. Specifically, we evaluate our share-based compensation programs from the perspective of the resulting dilution and other metrics, and not from the resulting expense to be recorded.

The Company did not contemplate that there was going to be an acquisition and hence that the Company would be incurring acquisition-related transaction costs, when it was developing its fiscal 2010 budget or announcing its guidance for the fiscal 2010 third quarter. Thus, acquisition-related transaction costs were not factored into such budget or guidance and we have excluded such costs when we considered our profitability for purposes of profit sharing and bonuses.

When we develop our annual budget, for taxes we consider only the taxes we expect to pay rather than taxes determined in accordance with GAAP which may fluctuate substantially over the next several years as we assess whether and when to make further releases of or accruals to the valuation allowance against our deferred tax asset. When we consider our profitability for purposes of profit sharing and bonuses, we do not consider taxes.

Management has determined that inclusion of these non-GAAP financial measures provides investors a meaningful presentation of the Company’s operating results in addition to the GAAP disclosure. As management uses these non-GAAP measures internally for strategic decision making, forecasting future results and evaluating the Company’s current performance, management believes these measures assist investors’ understanding of how management views the Company’s operating results. These measures enhance overall understanding of the Company’s current financial performance and better enable comparability to prior results. Management believes cost of sales excluding share-based compensation, and operating expenses such as SG&A and R&D excluding share-based compensation are useful information for investors because comparative differences in the corresponding GAAP measures for different periods may reflect factors such as a different stock price when equity awards were made and different equity award practices rather than changes in the operation of the business.

The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in its press release. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2010, Registrant’s board of directors considered bonuses for the fiscal 2010 third quarter, some of which were paid to the named executive officers. The board of directors determined to exclude acquisition-related transaction costs in the calculation of the different bonus criteria, including the non-GAAP profitability constraint. The aggregate amount of bonuses paid to all employees was approximately $145,000; otherwise, had such costs been factored in, no bonus would have been paid. This exclusion was pursuant to the authority of the board of directors in its sole discretion to “determine whether unusual events or transactions, including acquisitions, asset sales or write-offs, will be included in the bonus payout calculation.” The amounts paid to the named executive officers were $18,606 to Robert V. Dickinson, President and CEO; $7,831 to Kevin J. Berry, Chief Financial Officer; $7,831 to Vice Presidents Kyle Baker and Juergen Lutz; and $7,568 to Vice Presidents Manuel Mere and Daniel Hauck.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1, Registrant’s News Release dated January 21, 2010, is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 27th day of January, 2010.

CALIFORNIA MICRO DEVICES CORPORATION
(Registrant)

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Registrant’s News Release dated January 21, 2010, is furnished pursuant to Item 2.02 of Form 8-K.

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